UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): September 22, 2022

Unico American Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-03978	95-2583928
(Commission File Number)	(IRS Employer Identification No.)

5230 Las Virgenes Road Calabasas, California	91302
(Address of Principal Executive Offices)	(Zip Code)

(818) 591-9800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	UNAM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On September 22, 2022, Unico American Corporation (the “Company”) received written notice from Nasdaq stating that the Company is not in compliance with the requirement of a minimum Market Value of Publicly Held Shares (“MVPHS”) of $5,000,000 for continued listing on the Nasdaq Global Market, as set forth in Nasdaq Listing Rule 5450(b)(1)(C). Nasdaq calculates MVPHS by subtracting from the total shares of common stock outstanding any shares held by officers, directors or any person who beneficially owns more than 10% of the total shares outstanding.  The notice has no immediate effect on the listing of the Company’s common stock, and its common stock will continue to trade on the Nasdaq Global Market under the symbol “UNAM” at this time. In accordance with Nasdaq Listing Rule 5810(c)(3)(D), the Company has a period of 180 calendar days, or until March 21, 2023, to regain compliance with the minimum MVPHS requirement. To regain compliance, the minimum MVPHS of the Company’s common stock must meet or exceed $5,000,000 for at least ten consecutive business days during this 180-calendar day compliance period.

If the Company does not regain compliance with the minimum MVPHS requirement by March 21, 2023, Nasdaq will provide written notification to the Company that its securities are subject to delisting. Alternatively, the Company may consider applying to transfer the Company’s securities to the Nasdaq Capital Market which has a minimum MVPHS requirement of $1,000,000, provided that the Company meets the Nasdaq Capital Market's continued listing requirements.

The company intends to monitor the MVPHS of its common stock between now and March 21, 2023 and will consider the various options available to the Company if its common stock does not trade at a level that is likely to regain compliance.

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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICO AMERICAN CORPORATION
(Registrant)

Date: September 27, 2022	By:	/s/ Jennifer E. Ziegler
	Name:	Jennifer E. Ziegler
	Title:	Executive Vice President,
Chief Financial Officer and Treasurer

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